April 29, 2009

DREYFUS PREMIER ENTERPRISE FUND
(A SERIES OF DREYFUS PREMIER OPPORTUNITY FUNDS)

Supplement to Prospectus
dated February 1, 2009,
As Revised March 26, 2009

     The following information supplements the information contained in the Prospectus under the caption “Shareholder Guide”:

     Because the fund currently is closed to new investors and existing investors are not able to add to their account (other than reinvesting dividends and capital gains), fund shares are not offered to 401(k) and other group retirement plans and may not be an appropriate investment for other programs that require regular continuing investments.